PROSPECTUS                                                                                            May 1, 2002

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 41 separate  portfolios
("Portfolios"), one of which is offered through this Prospectus:

   AST Money Market Portfolio

ASTFUNDPROS

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission  that permits its Investment  Manager, subject to approval by its Board of Trustees,  to change sub-advisors  engaged by the Investment Manager to conduct the investment  programs of each Portfolio without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Trust."

                                                 TABLE OF CONTENTS
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Caption                                                                                                        Page
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                                                Risk/Return Summary

         American Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios (the "Portfolios"), one of which is offered  through this  Prospectus.  While the Portfolio  offers  potential for stable  returns with relatively  little  risk,it  is  possible  to lose money  when  investing  in this  Portfolio.  Investments  in the
Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit  Insurance  Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk  will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on the
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks to which the  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and  risks  of the  Portfolio.  Additional  information  about  the  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST Money Market Portfolio will invest in high-quality,  short-term,  U.S. dollar denominated  corporate,  bank and government  obligations.  Under the  regulatory  requirements  applicable to money market funds,  the Portfolio must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance  with  guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and
Standard  &  Poor's),  such  organization  has  rated  it with the  highest  rating  assigned  to  short-term  debt securities;

         (2) if rated by more than one nationally recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is  determined to be of comparable  quality in  accordance  with the  guidelines noted above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share,  but it is still  possible  to lose money by  investing  in the  Portfolio.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit  Insurance  Corporation  or any other  government  agency.  In addition,  the income earned by the Portfolio will fluctuate  based on market  conditions,  interest rates and other factors.

Past Performance

             The bar charts show the  performance  of the  Portfolio  for each full calendar year the Portfolio has been in operation.  The tables below the bar chart shows the such  Portfolio's  best and worst quarters  during the periods  included in the bar chart,  as well as average  annual total  returns for the Portfolio  since  inception.
This  information  may help provide an indication of the Portfolio's  risks by showing changes in performance  from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past performance does not necessarily indicate how the Portfolio will perform in the future.

AST MONEY MARKET PORTFOLIO*

8.00%
6.00%
4.00%
2.00%
0.00%
2.55%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
6.07%
3.77%
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 1.77%, 3rd quarter 2000	Up 0.54%, 4th quarter 2001

7-day yield (as of 12/31/01)	1.68%

FEES AND EXPENSES OF THE PORTFOLIO:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold  shares of the  Portfolio.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2001.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because  shares of the Portfolio may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                Management    Other        Total Annual     Fee Waivers    Net
                                                Fees          Expenses     Portfolio       and Expense     Annual
                                                                           Operating       Reimbursement(1)Fund
Portfolio:                                                                 Expenses                        Operating
                                                                                                           Expenses
----------------------------------------------- ------------- ------------ --------------- --------------- ------------
AST Money Market                                    0.50           0.14         0.64            (0.05)          0.59

(1) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2003. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Money Market                                   $  60               $  189           $  329           $  738

INVESTMENT OBJECTIVES AND POLICIES:

..........The  investment  objective,   policies  and  limitations  for  the  Portfolio  are  described  below.  The investment  objectives and policies of the Portfolio  generally are not fundamental  policies and may be changed by the Trustees without shareholder approval.

..........There  can be no  assurance  that the  investment  objective  of the  Portfolio  will be  achieved.  Risks relating to certain types of  securities  and  instruments  in which the Portfolio may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

..........If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

ASt Money Market portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the  Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could  default  on its  obligation,  and this  could  cause the  Portfolio's  net asset  value to fall below $1. In addition,  the income earned by the Portfolio will fluctuate based on market  conditions,  interest rates and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must  maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated securities  that have  effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its investments to those securities that, in accordance with guidelines  adopted by the Trustees of the Trust,  present minimal  credit  risks.  The  Portfolio  will not  purchase  any security  (other than a United  States  Government security) unless:

o        if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard
     & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one  nationally  recognized  statistical  rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated,  but is determined  to be of  comparable  quality in  accordance  with  procedures  noted
     above.

These  standards  must be satisfied  at the time an  investment  is made.  If the quality of the  investment  later declines,  the Portfolio may continue to hold the investment,  subject in certain circumstances to a finding by the
Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above  requirements,  the Portfolio  will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its  agencies  and  instrumentalities  either  directly  or  through  repurchase  agreements.  U.S.  Government obligations  include:  (i) direct  obligations  issued by the United States Treasury such as Treasury bills,  notes and bonds; and (ii)  instruments  issued or guaranteed by  government-sponsored  agencies acting under authority of
Congress.  Some U.S.  Government  Obligations  are  supported  by the full faith and  credit of the U.S.  Treasury;
others  are  supported  by the  right of the  issuer to borrow  from the  Treasury;  others  are  supported  by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Portfolio may invest in high quality United States  dollar-denominated  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances  of U.S.  and foreign  banks,  savings and loan associations  and  savings  banks  meeting  certain  total  asset  minimums.  The  Portfolio  may  also  invest  in obligations  of  international  banking  institutions  designated or supported by national  governments  to promote
economic  reconstruction,   development  or  trade  between  nations  (e.g.,  the  European  Investment  Bank,  the
Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by credit  card receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to
10% of the  Portfolio's  net assets,  subject to the  limitations  of rule 2a-7 under in Investment  Company Act of
1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the  Portfolio  may invest in certain  synthetic  instruments.  Such  instruments generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates evidencing  interests  in the trust.  The  Sub-advisor  will  review the  structure  of  synthetic  instruments  to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information on certain of these  investments,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

NET ASSET VALUE:

..........The net asset value per share  ("NAV") of the  Portfolio is  determined as of the time of the close of the
New York Stock Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the  number  of total  shares  of that  Portfolio  outstanding.  The  assets  of the  Portfolio  are  valued by the amortized cost method, which is intended to approximate market value.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases of shares of the  Portfolio  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

..........As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment Manager to a total of 77 investment  company  portfolios  (including the Portfolio).
ASISI is an indirect wholly-owned  subsidiary of Skandia Insurance Company Ltd.  ("Skandia").  Skandia is a Swedish
company that owns, directly or indirectly,  a number of insurance  companies in many countries.  The predecessor to
Skandia commenced operations in 1855.

..........The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged a Sub-advisor  to conduct the investment  program of the  Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the Sub-advisor and reporting on such  activities to the Trustees.  The Investment  Manager must also provide,  or  obtain  and  supervise,  the  executive,  administrative,  accounting,  custody,  transfer  agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

         Wells  Capital  Management,  Inc.  ("Wells"),  525  Market  Street,  San  Francisco,  CA 94105  serves  as
Sub-advisor  for the AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2001, had approximately $106 billion in assets under management.

      The  co-portfolio  managers  responsible  for  management  of the AST  Money  Market  Portfolio  are David D.
Sylvester  and Laurie R. White.  Mr.  Sylvester,  Executive  Vice  President of Wells Capital and Head of Liquidity
Investments,  has over 25 years of  investment  experience  and has been  with  the firm  since  1979.  Ms.  White,
Executive Vice President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since  1991.  Mr.  Sylvester  and Ms.  White  have  managed  the  Portfolio  since  Wells  became  the  Portfolio's
Sub-advisor in September 2001.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays the  Sub-advisor a portion of such fee for the  performance of the  Sub-advisory  services at no additional  cost to any Portfolio.  The  Portfolio's  fee is accrued daily for the purposes of  determining  the sale and  redemption  price of the  Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December
31, 2001 by the Portfolio stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Money Market Portfolio:                                                                  0.45%

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management fees, the Portfolio pays other expenses,  including costs  incurred in connection  with the  maintenance  of its  securities  law  registrations,  printing and mailing prospectuses  and statements of additional  information to  shareholders,  certain office and financial  accounting services,  taxes or governmental fees, brokerage commissions,  custodial,  transfer and shareholder servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of trustee and shareholder  meetings.  The Trust may also pay  Participating  Insurance  Companies for printing and delivery of certain documents (including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable  annuity  contracts  and  variable  life  insurance  policies  whose assets are invested in the
Trust.  Expenses not directly  attributable  to the  Portfolio  are allocated on the basis of the net assets of the
Portfolio.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolio,  and to use these  commissions  to promote the sale of shares of the Portfolio.  Under the  Distribution
Plan,  transactions  for the purchase and sale of securities  for the Portfolio may be directed to certain  brokers for  execution  ("clearing  brokers") who have agreed to pay part of the  brokerage  commissions  received on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing  of sales  materials,  and  payments  to  dealers.  The  Portfolio  will  not pay any new fees or  charges resulting  from the  Distribution  Plan,  nor is it expected that the brokerage  commissions  paid by the Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

..........The  Portfolio  intends  to  distribute  substantially  all  its net  investment  income.  Dividends  from investment  income are  expected to be declared  daily and paid  monthly),  although  the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and short-term  capital gains of the  Portfolio  will be declared  and  distributed  at least  annually  either  during or after the close of the
Portfolio's  fiscal  year.  Distributions  will be made  to the  various  separate  accounts  of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolio,  either in the form of dividends or capital  gains,  will be reflected in the value of the variable contracts or the qualified plans.

..........Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

                                               FINANCIAL HIGHLIGHTS:
The financial  highlights  table is intended to help you understand the Portfolio's  financial  performance for the past five years.  Certain  information  reflects  financial results for a single Portfolio share. The total returns in the table  represent the rate that an investor would have earned or lost in the Portfolio.  The  information has been audited by Deloitte & Touche LLP, the Trust's independent  auditors.  The report of the independent  auditors, along with the  Portfolio's  financial  statements,  are included in the annual  reports of the  separate  accounts funding the variable annuity  contracts and variable life insurance  policies,  which are available  without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED
TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS
---------          -----        ---------      ------     -----------   ----------   ------      -----
DISTRIBUTIONS      OF PERIOD
-------------      ---------

AST Money Market(1)    12/31/01  $    1.00  $    0.04    $   --       $    0.04    $   (0.04) $   --        $   (0.04)    $    1.00
                       12/31/00       1.00       0.06        --            0.06        (0.06)     --            (0.06)         1.00
                       12/31/99       1.00       0.04        --            0.04        (0.04)     --            (0.04)         1.00
                       12/31/98       1.00       0.05        --            0.05        (0.05)     --            (0.05)         1.00
                       12/31/97       1.00       0.05        --            0.05        (0.05)     --            (0.05)         1.00

-------------------------------------------------------------------------------------------------------------------
(1)Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.
Wells Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY
RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER
INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE
(LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT
------            ----------               ----                  -------------         -------------
NET ASSETS
----------

  3.77%         $2,652,093                   N/A                       0.59%                 0.64%                    3.60%
  6.07%          2,244,193                   N/A                       0.60%                 0.65%                    5.93%
  4.60%          2,409,157                   N/A                       0.60%                 0.65%                    4.52%
  5.14%            967,733                   N/A                       0.60%                 0.66%                    4.99%
  5.18%            759,888                   N/A                       0.60%                 0.69%                    5.06%

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

..........The  following is a  description  of certain  securities  and  investment  methods that the  Portfolio may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of the  Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under "Investment Objectives and Policies."

FOREIGN SECURITIES:

..........Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  the  Portfolio  does not invest  primarily in  securities  of issuers in developing  countries,  it may invest in these  securities to some degree.  Many of the risks  described above with respect to investing  in foreign  issuers are  accentuated  when the issuers are located in  developing  countries.
Developing  countries  may be  politically  and/or  economically  unstable,  and the  securities  markets  in those countries  may be  less  liquid  or  subject  to  inadequate  government  regulation  and  supervision.  Developing countries have often  experienced  high rates of inflation or sharply  devalued their  currencies  against the U.S.
dollar,  causing the value of  investments  in  companies  located in these  countries  to decline.  Securities  of issuers in developing  countries may be more volatile  and, in the case of debt  securities,  more  uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

FIXED INCOME SECURITIES:

         The  Portfolio  will invest  primarily in equity  securities,  may invest to some degree in bonds,  notes, debentures and other  obligations of corporations and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit  risk and market  risk.  Credit  risk  relates  to the  ability of the issuer to meet interest  and  principal  payments as they come due.  The ratings  given a security by Moody's  Investors  Service,
Inc.  ("Moody's") and Standard & Poor's Corporation  ("S&P"),  which are described in detail in the Appendix to the
Trust's  SAI,  provide a generally  useful  guide as to such  credit  risk.  The lower the rating,  the greater the credit  risk the  rating  service  perceives  to exist  with  respect  to the  security.  Increasing  the amount of
Portfolio assets invested in lower-rated  securities  generally will increase the Portfolio's income, but also will increase  the credit risk to which the  Portfolio  is subject.  Market risk  relates to the fact that the prices of fixed  income  securities  generally  will be  affected  by changes in the level of  interest  rates in the markets generally.  An  increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest  rates will tend to increase  their  prices.  In general,  the longer the  maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of prepayment.  Prepayments  on some  mortgage-backed  securities  may  necessitate  that  the  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which the Portfolio  invests,  the  investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment  basis.
These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the future.  The Portfolio  does not earn interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete the sale, the
Portfolio  may lose the  opportunity  to obtain a favorable  price and yield.  While the Portfolio  will  generally engage in such  when-issued,  delayed-delivery  and  forward  commitment  transactions  with the intent of actually acquiring  the  securities,  a Portfolio may  sometimes  sell such a security  prior to the  settlement  date.  The
Portfolio  will not enter into these  commitments  if they would exceed 15% of the value of the  Portfolio's  total assets less its liabilities other than liabilities created by these commitments.

                  The Portfolio may also sell  securities on a  delayed-delivery  or forward  commitment  basis. If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  the  Portfolio  may invest up to 10% of its net assets in  illiquid  securities.  Illiquid  securities  are those  that,  because  of the  absence of a readily available  market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of  business  at  approximately  the amount at which the  Portfolio  has  valued  the  investment.
Therefore,  the  Portfolio  may  find  it  difficult  to sell  illiquid  securities  at the  time  considered  most advantageous  by its  Sub-advisor  and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are  agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         If the  Portfolio  enters  into a  repurchase  agreement  may lose money in the event that the other party defaults on its  obligation  and the  Portfolio  is delayed or prevented  from  disposing  of the  collateral.  The
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The  Portfolio  may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  the
Portfolio  sells a  portfolio  instrument  and agrees to  repurchase  it at an agreed  upon date and  price,  which reflects an effective  interest  rate.  It may also be viewed as a borrowing of money by the  Portfolio  and,  like borrowing money, may increase  fluctuations in a Portfolio's share price.  When entering into a reverse  repurchase agreement,  the Portfolio  must set aside on its books cash or other liquid assets in an amount  sufficient to meet its repurchase obligation.

BORROWING:

         The Portfolio may borrow money from banks or  broker/dealers.  The  Portfolio's  borrowings are limited so that  immediately  after  such  borrowing  the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not  including  borrowings)  is at least  three  times  the  amount  of the  borrowings.  Should  the
Portfolio,  for any  reason,  have  borrowings  that do not meet the above  test,  the  Portfolio  must reduce such borrowings  so as to meet the  necessary  test  within  three  business  days.  The  Portfolio  will  not  purchase securities  when  outstanding  borrowings  are greater than 5% of the  Portfolio's  total assets.  If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.
Voting  rights  on  loaned  securities  typically  pass to the  borrower,  although  a  Portfolio  has the right to terminate a securities  loan,  usually within three  business days, in order to vote on significant  matters or for other  reasons.  All  securities  loans will be  collateralized  by cash or securities  issued or guaranteed by the
U.S.  Government  or its  agencies at least equal in value to the market value of the loaned  securities.  Any cash collateral  received  by a  Portfolio  in  connection  with such loans  normally  will be  invested  in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the investment of cash  collateral  would be borne by the lending  Portfolio.  The  Portfolio  could also suffer a loss where the value of the  collateral  falls  below the market  value of the  borrowed  securities,  in the event of a
Borrower's  default.  These events could trigger  adverse tax  consequences  to the Portfolio.  Lending  securities involves  certain other risks,  including the risk that the Portfolio will be delayed or prevented from  recovering the collateral if the borrower  fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisor  for the
Portfolio can "sweep" excess cash balances of the Portfolio to those funds for temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest  Portfolio  assets in money  market funds that they advise or in other investment  companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolio,  as shareholders in the money market funds,  will indirectly pay their  proportionate  share of such funds' expenses.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
Wells Capital Management, Inc.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

                                        This page intentionally left blank.

                                          INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolio is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolio's  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                        ------------------

Investment Company Act File No. 811-5186